SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 15, 1998
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                             Diamond Equities, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Nevada                     0-24138                       88-0232816
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(State or Other Jurisdiction      (Commission                  (IRS Employer
    of Incorporation)             File Number)               Identification No.)


     2010 E. University Drive, Ste. 3, Tempe Arizona                     85281
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (602) 921-2760
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2  ACQUISITION OF ASSETS

     On July 15, 1998, Diamond Equities, Inc. ("Registrant") and its recently formed subsidiary, Precision Plastics, Inc. ("Precision") closed a transaction involving the purchase of substantially all of the assets of Accurate Thermoplastics, Inc. ("Accurate") an Arizona private corporation engaged in the plastic injection molding business. The assets purchased included equipment, inventories, contract rights, customer lists, know-how, drawings, specifications and intellectual property. The sole shareholder of Accurate, Roy L. Thompson, has been engaged to act as a consultant to Precision. The business of Accurate will be continued under the name Precision Plastics, Inc.

     Precision acquired the assets of Accurate for payment of Five Hundred Sixty Thousand Dollars ($560,000) consisting of cash and a promissory note, and in consideration for the assumption by Precision of certain liabilities of Accurate. The purchase price paid by Precision was determined by negotiations between the parties. The cash paid was from funds paid to Precision by the Registrant for 2,000,000 shares of Precision's common stock. There was and is no relationship between Accurate and its sole shareholder and the officers and directors of the Registrant or Precision.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     On the date of this filing, it is impractical for the Registrant to file the audited financial statements required by Item 7(a) since neither Precision nor Accurate have had no such audited financial statements. In accordance with
Item 7(a)(4) of Form 8-K the required financial statements will be filed with an Amendment to this Form 8-K no later than 60 days after July 15, 1998.

     (b) Pro Forma Financial Information.

     As of the date of this filing, it is impractical for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b), such financial statements shall be provided as an Amendment to this Form 8-K no later than 60 days after July 15, 1998.

     (c) Exhibits.

     None.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DIAMOND EQUITIES, INC.


Date:    July 27, 1998                  By:  /s/ David D. Westfere
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                                                 David D. Westfere, President





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